UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 22, 2011

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

226 Landis Avenue, Vineland, New Jersey	08360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 691-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SUN BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2011, following approval of the proposed amendment by stockholders at the annual meeting held on July 22, 2011, the Company filed a Certificate of Amendment with the New Jersey Department of Treasury, Department of Revenue to amend Article V of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.  The Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 22, 2010, the Company held its annual meeting of stockholders at which the following items were voted on.

(1)	Election of Directors

Nominee	For	Withheld	Broker Non-Vote

Bernard A. Brown	64,797,978	236,307	9,120,207
Wilbur L. Ross, Jr.	64,035,088	999,197	9,120,207
Sidney R. Brown	64,795,836	238,449	9,120,207
Peter Galetto, Jr.	64,032,463	1,001,822	9,120,207
Anne E. Koons	63,981,906	1,052,379	9,120,207
Jeffrey S. Brown	63,998,384	1,035,901	9,120,207
Alfonse M. Mattia	64,884,802	149,483	9,120,207
Eli Kramer	64,872,411	161,874	9,120,207
Thomas X. Geisel	64,839,892	194,393	9,120,207
Anthony R. Coscia	64,889,469	144,816	9,120,207
William J. Marino	64,074,505	959,780	9,120,207

There were no abstentions in the election of directors.

(2)
Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000 shares.

For	Against	Abstain
71,234,860	2,857,114	62,517.00

There were no broker non-votes on the proposal to amend the Amended and Restated Certificate of Incorporation.

(3)	Approval of a non-binding proposal regarding executive compensation.

For	Against	Abstain	Broker Non-Vote
63,851,369	1,134,933	47,982	9,120,207

(4)	Approval of a non-binding vote regarding the frequency of voting on executive compensation.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Vote
15,667,690	112,245	49,187,262	67,086	9,120,207

(5)	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain
73,920,159	214,251	20,082

There were no broker non-votes on the ratification of auditors.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                       Description of Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN BANCORP, INC.

Date:	July 27, 2011	By:	/s/ Thomas X. Geisel
Thomas X. Geisel
President and Chief Executive Officer
(Duly Authorized Officer)